Share-based compensation	12 Months Ended
Mar. 31, 2023
Share-Based Payment Arrangement [Abstract]
Share-based compensation

10. Share-based compensation

Effective on May 31, 2022, the Company employed three non-executive directors. As part of compensation expenses, the Company agreed to issue ordinary shares to the three directors. On quarterly basis, each director would receive ordinary shares with a fair value of $5,000, and the number of ordinary shares is determined by the closing market price on issuance dates.

For the year ended March 31, 2023, the Company issued an aggregation of 4,365 ordinary shares to the three directors, and recognized share-based compensation expenses of $50,173 in the account of “compensation and benefits” in the consolidated statements of income and comprehensive income.